UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 7, 2004

Consolidated Container Company LLC
(Exact name of registrant as specified in its charter)

Delaware	333-88157	75-2825338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 Towercreek Parkway, Suite 300, Atlanta, Georgia	30039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(678) 742-4600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 7, 2004, Consolidated Container Company LLC (the “Company”) issued a press release announcing the extension of the expiration date of its offer to exchange (the “Exchange Offer”) its outstanding $207,000,000 aggregate principal amount at maturity of unregistered 10 3/4% Senior Secured Discount Notes Due 2009 (the “Old Notes”) for $207,000,000 aggregate principal amount at maturity of 10 3/4% Senior Secured Discount Notes Due 2009 registered under the Securities Act of 1933, as amended (the “New Notes”). The Exchange Offer, which was originally scheduled to expire at 5:00 p.m., New York City time, on Monday, October 11, 2004, has been extended until 5:00 p.m., New York City time, on Tuesday, October 12, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits.

The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated October 7, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CONTAINER COMPANY LLC

By:	/s/ Tyler L. Woolson
Tyler L. Woolson
Chief Financial Officer

Date: October 8, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 7, 2004